UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SomaLogic, Inc.

(Name of Registrant as Specified in its Charter)

Madryn Asset Management, LP

Madryn Health Partners, LP

Madryn Health Partners (Cayman Master), LP

Madryn Health Advisors, LP

Madryn Health Advisors GP, LLC

Madryn Select Opportunities, LP

Madryn Select Advisors, LP

Madryn Select Advisors GP, LLC

Avinash Amin

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On January 4, 2024, Madryn Asset Management, LP (collectively with its affiliates, “Madryn”) issued a press release, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference. Also on January 4, 2024, Madryn sent an email to stockholders in connection with SomaLogic, Inc.’s special meeting of stockholders, a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference.

2

Exhibit 1

Madryn Asset Management Demands SomaLogic’s Board Address Repeated, Unprecedented Adjournments of Tainted Special Meeting

Believes All SomaLogic Directors – Robert Barchi, Thomas Carey, Eli Casdin, Troy Cox, Kathy Hibbs, Anne Margulies, Tycho Peterson, Richard Post and Jason Ryan – Have Betrayed Shareholders by Delaying the Special Meeting Five Times so the Board Could Initiate a Covert Vote-Flipping Campaign

Encourages Shareholders to Take Note of the Board’s Governance Failures and Blatant Abuse of Shareholder Democracy

Notes Madryn Has Sent a Litigation Hold to the SomaLogic Board as the Firm Evaluates Legal Options

Urges Shareholders Interested in Changing Their Vote and/or Opposing the Merger to Contact Madryn or the Firm’s Proxy Solicitor

NEW YORK—(BUSINESS WIRE)—Madryn Asset Management, LP (collectively with its affiliates, “Madryn” or “we”), a holder of approximately 4.2% of the outstanding common stock of SomaLogic, Inc. (“SomaLogic” or the “Company”) (Nasdaq: SLGC), is demanding the Company finally answer key questions related to its repeated adjournments of the Special Meeting of Shareholders (the “Special Meeting”) pertaining to the proposed merger (the “Proposed Merger” or the “Transaction”) with Standard BioTools Inc. (“Standard BioTools”) (Nasdaq: LAB). Madryn believes the Board of Directors — Robert Barchi, Thomas Carey, Eli Casdin, Troy Cox, Kathy Hibbs, Anne Margulies, Tycho Peterson, Richard Post and Jason Ryan — have betrayed shareholders by adjourning the Special Meeting a seemingly unprecedented five times over an approximately six-hour timespan in order to provide time for covert vote-flipping efforts. Madryn sent the Board of Directors a legal letter earlier today and asked that all documents relevant to the Transaction be retained as it evaluates its legal options.

Madryn calls on SomaLogic to finally hold the Special Meeting after hours of delay.

Madryn directly asked the Company the following questions in the submission box within the virtual Shareholder Meeting and via email:

1.	Why has SomaLogic adjourned the Special Meeting multiple times?

2.	What is the basis for the adjournments, what communications have been happening with shareholders during these delays and when will SomaLogic be making all such communications public?

3.	Why is it not a disenfranchisement to keep shareholders waiting all day for the polls to open and the Special Meeting to take place?

No answers were provided. If the aforementioned directors are treating shareholders so poorly on such a critical day, what else have they been hiding or distorting in the period leading up to this vote? Madryn believes it is clear that this Board of Directors is not treating shareholders equitably and has opened itself up to liability. In Madryn’s view, any party considering giving their vote to SomaLogic should immediately reconsider.

***

MADRYN URGES SOMALOGIC SHAREHOLDERS TO HOLD FIRM AND OPPOSE THE TRANSACTION

IF YOU HAVE QUESTIONS ABOUT CHANGING YOUR VOTE, CONTACT MADRYN OR OUR FIRM’S PROXY SOLICITOR

***

About Madryn Asset Management

Madryn Asset Management is a leading alternative asset management firm that invests in innovative healthcare companies specializing in unique and transformative products, technologies and services. The firm draws on its extensive and diverse experience spanning the investment management and healthcare industries and employs an independent research process based on original insights to target attractive economic opportunities that deliver strong risk-adjusted and absolute returns for its limited partners while creating long-term value in support of its portfolio companies.

IMPORTANT ADDITIONAL INFORMATION

Madryn Asset Management, LP, Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, Madryn Health Advisors, LP, Madryn Health Advisors GP, LLC, Madryn Select Opportunities, LP, Madryn Select Advisors, LP, Madryn Select Advisors GP, LLC and Avinash Amin (collectively, the “Participants”) are participants in the solicitation of proxies from the stockholders of SomaLogic in connection with the special meeting of stockholders (the “Special Meeting”). On December 18, 2023, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the stockholders of SomaLogic for the Special Meeting. MADRYN STRONGLY ADVISES ALL STOCKHOLDERS OF SOMALOGIC TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN SOMALOGIC, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all SomaLogic stockholders and is, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge upon request. Requests for copies should be directed to Madryn Asset Management, LP.

Disclaimer

This material does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any state to any person. In addition, the discussions and opinions in this press release are for general information only, and are not intended to provide investment advice. All statements contained in this release that are not clearly historical in nature or that necessarily depend on future events are “forward-looking statements,” which are not guarantees of future performance or results, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in this press release that are not historical facts are based on current expectations, speak only as of the date of this press release and involve risks that may cause the actual results to be materially different. Certain information included in this material is based on data obtained from sources considered to be reliable. No representation is made with respect to the accuracy or completeness of such data, and any analyses provided to assist the recipient of this presentation in evaluating the matters described herein may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results. Accordingly, any analyses should also not be viewed as factual and also should not be relied upon as an accurate prediction of future results. All figures are unaudited estimates and subject to revision without notice. Madryn disclaims any obligation to update the information herein and reserves the right to change any of its opinions expressed herein at any time as it deems appropriate. Past performance is not indicative of future results.

Contacts

Saratoga Proxy Consulting

John Ferguson / Joseph Mills, 212-257-1311

info@saratogaproxy.com

Longacre Square Partners

Greg Marose / Joe Germani, 646-386-0091

Madryn@LongacreSquare.com

Exhibit 2

From: Avinash Amin <                                 >

Sent: Thursday, January 4, 2024 6:35 PM

To:                      <                                                 >;                              <                                                 >

Subject: Re: SomaLogic merger

External Email: Use caution with links and attachments

                             ,

just to keep you posted, SomaLogic has adjourned their Special Meeting today 5 times. We cannot believe it and have never heard of such a thing. Also, they are not responding to our questions as to why the adjournments are happening, what is the basis for them, what they are doing/saying to shareholders, and how is this fair to shareholders?

Avi

Avinash Amin, M.D.

Madryn Asset Management, LP

330 Madison, 33rd Floor

New York, NY 10017

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